As filed with the Securities and Exchange Commission on October 18, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Ceva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	77-0556376
(State of Incorporation or Organization)	(I.R.S. Employer Identification Number)

3120 Scott Boulevard Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box  ☒

Securities Act Registration Statement file number to which this form relates:

333-97353

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To Be Registered	Name Of Each Exchange On Which Each Class Is To Be Registered
Not Applicable	Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
$0.001 par value

ITEM 1.    Description of Registrant’s Securities to be Registered.

Incorporated herein by reference to the Registrant’s Registration Statement on Form S-1 (File No. 333-97353), as amended (the “Registration Statement”).

ITEM 2.    Exhibits.

Exhibit	Description

3.1
Amended and Restated Certificate of Incorporation of the Registrant (Incorporated herein by reference to Exhibit 3.1 to the Registrant’s Form 10 (File No. 000-49842), as amended, filed with the Securities and Exchange Commission on June 3, 2000).

3.2
Amended and Restated Bylaws of the Registrant (Incorporated herein by reference to Exhibit 3.2 to the Registrant’s Form 10 (File No. 000-49842), as amended, filed with the Securities and Exchange Commission on June 3, 2000).

4.1
Specimen of common stock certificate of the Registrant (Incorporated herein by reference to Exhibit 4.1 to the Registrant’s Registration Statement on S-1 (File No. 333-97353), as amended, filed with the Securities and Exchange Commission on July 30, 2002).

9.1
Form of Voting Agreement (Incorporated herein by reference to Exhibit 9.1 to the Registrant’s Registration Statement on S-1 (File No. 333-97353), as amended, filed with the Securities and Exchange Commission on July 30, 2002).

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

CEVA, INC.

By:	/s/ YANIV ARIELI
Yaniv Arieli Treasurer and Secretary

Date:  October 18, 2002

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